Exhibit 10.34

AMENDED AND RESTATED TRUST 3000 SERVICE AGREEMENT

SEI Investments Company (formerly SEI Corporation) (“SEIIC”), a Pennsylvania corporation, currently having its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and Investors Bank & Trust Company (“Customer”), a Massachusetts corporation having its principal place of business at 200 Clarendon Street, Boston, Massachusetts 02110, entered into a certain Trust 3000 Service Agreement, dated the 1ST day of July, 1991 (as amended to date, most recently on November 21, 2003, the “Original Agreement”), pursuant to which, among other things, SEIIC agreed to provide certain trust processing and reporting services for Customer and its customers through the TRUST 3000 System.

SEIIC previously assigned to SEI Global Services, Inc. (“SEI”) all of SEIIC’s rights and obligations under the Original Agreement (such assignment did not relieve SEIIC from any of such obligations).

SEI and Customer (collectively the “Parties”, individually, a “Party”) now desire to amend and restate the Original Agreement in its entirety effective as of July 1, 2004 (the “Designated Date”).  However, notwithstanding such amendment and restatement, the provisions of the Original Agreement shall continue to govern the respective rights and obligations of the SEIIC and Customer that arose or accrued prior to the Designated Date; and the provisions of this Agreement shall govern the respective rights and obligations of the Parties that arise and accrue from and after the Designated Date.

  NOW THEREFORE, in consideration of the premises, and the covenants, representations and warranties contained herein, and intending to be legally bound hereby, SEI and Customer agree as follows:

SECTION 1.  SERVICES PROVIDED AND EQUIPMENT SPECIFICATION

1.01. TRUST 3000 Service. Subject to the terms and conditions of this Agreement, SEI agrees to provide Customer and Customer agrees to purchase the use of the TRUST 3000 Service for its trust department and custody department accounts existing on the date hereof and for future trust department and custody department accounts to the extent permitted by Section 4.01. As used herein, TRUST 3000 Service shall mean the products and services offered by SEI and purchased by Customer hereunder, for managing and processing trust accounts of financial institutions, as specified in Exhibit A attached hereto and as described in the User Manuals for the functions specified on such Exhibit, some of which products and services are currently provided through the operation of SEI’s TRUST 3000 System.  The SEI Trust 3000 System means the proprietary computer systems and components utilized by SEI from time to time to provide certain of the SEI Trust 3000 Service hereunder.  SEI shall provide the TRUST 3000 Service in accordance with the Performance Standards set forth

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in Exhibit B except as otherwise provided in this Agreement.

If Customer requires applications or processing outside of the levels specified, SEI shall make reasonable efforts to provide such processing service upon agreement by SEI and Customer of the additional fees due for such increased levels, such fees not to exceed SEI’s prevailing rates  for such services, which shall not exceed the fees generally charged by SEI to similarly situated customers, determined by relative size (based on number of accounts on the Trust 3000 System) and usage of the Trust3000 Service.

It is understood and agreed that SEI shall have the right to engage other persons or entities to provide any portion of the Trust3000 Service.  Customer understands and agrees that SEI has sole responsibility and liability, subject to the limitations of liability set forth in this Agreement, for furnishing the Trust 3000 Service, and agrees that Customer shall look solely to SEI for the provision of the Trust 3000 Service; and that persons or entities providing any of the Trust 3000 Service, whether as supplier agent or subcontractor, shall have no liability to Customer for Trust3000 Service.

1.02. Equipment. Customer shall be responsible for obtaining and maintaining network-compatible terminal, print and telecommunication equipment for use in conjunction with the TRUST 3000 Service.

1.03 License Grant to the Trust 3000 System. SEI hereby grants to Customer during the Term of this Agreement a non-exclusive, personal and limited license to use the Trust 3000 System solely in connection with the accounts as contemplated by this Agreement.  Customer shall not sublicense, assign, lease, distribute, or otherwise transfer the Trust 3000 System or Customer’s right to use the Trust 3000 System to any other person or entity.

SECTION 2. TERM OF AGREEMENT

 2.01. Basic Term.  The Basic Term of this Agreement shall begin as of the Designated Date and shall conclude on December 31, 2009.  Thereafter, the Agreement shall automatically renew as provided in Section 2.02 of the Agreement.  As of the Designated Date, this Agreement amends and restates the Original Agreement in its entirety and supersedes the Original Agreement, in all respects, notwithstanding any provisions to the contrary.

2.02. Renewal Term. This Agreement shall automatically remain in full force and effect for a three (3) year Renewal Term, and for three (3) year Renewal Terms thereafter, unless terminated as provided in Section 2.03 of the Agreement.

2.03. Termination. Customer or SEI may elect to terminate this Agreement on the last day of the Basic Term or any Renewal Term by notifying the other Party hereto in writing, not less than one hundred and eighty (180) calendar days prior to the expiration date.

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.04. Early Termination.

(A) Early Termination During the Basic Term/Renewal Term – Notice and Buyout Amount to be Paid.  In the event Customer desires to terminate this Agreement at any time during the Basic Term or any Renewal Term, Customer may terminate this Agreement provided:  (1) Customer is not in material breach of this Agreement at the time such notice of termination is given; (2) Customer gives SEI no less than [/*/ CONFIDENTIAL TREATMENT REQUESTED] calendar days prior written notice of such termination (such notice may be referred to as the “Termination Notice”); and (3) Customer pays the Buyout Amount defined below, at the time such Termination Notice is given.  In addition, Customer agrees to pay all other amounts set forth in Section 9.01.2. The “Buyout Amount” means the dollar amount achieved through the calculations set forth in (1) through (5) below:

(1)          the Minimum Monthly TRUST 3000 Core Fee in effect at the time the Termination Notice is given, plus

(2) all other monthly Subsystem fees in effect at the time the Termination Notice is given; the sum of (1) and (2) shall be multiplied by

(3) the number of months remaining on the Basic Term or the Renewal Term, as applicable; the product of such multiplication shall be present value discounted (“PVD”) by the amount set forth in (4) below;

(4) the PVD shall equal the time value of money for the period of time commencing when Customer pays the Buyout Amount, continuing until the end of the Basic Term or Renewal Term, as applicable, (without taking into consideration any additional Renewal Terms of this Agreement), at an interest rate equal to the short term Fed Funds rate in effect, in the Wall Street Journal, on the date such Termination Notice is given.

(5) Finally, the amount determined under paragraph (4) shall be multiplied by the applicable percentage (“Applicable Percentage”) as follows:

If the date of the Termination Notice is prior to December 31, 2006, the Applicable Percentage shall be [/*/ CONFIDENTIAL TREATMENT REQUESTED];

If the date of the Termination Notice is between January 1, 2007  and December 31, 2008, the Applicable Percentage shall be [/*/ CONFIDENTIAL TREATMENT REQUESTED]; and

If the date of the Termination Notice is after December 31, 2008 (including during any Renewal Term), the Applicable Percentage shall be [/*/ CONFIDENTIAL TREATMENT REQUESTED].

An example of the calculation of the Buyout Amount is provided below:

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Notwithstanding anything in this Agreement to the contrary, Customer may terminate certain Subsystems (as specifically identified in Exhibit A) without terminating the Agreement and without payment of any early termination fee or Buyout Amount.

Payment of the Buyout Amount, and the other amounts specified in Section 9.01.2, shall be SEI’s sole and exclusive remuneration in connection with Customer’s exercise of Customer’s termination of the Agreement under this Section 2.04.  The foregoing is not intended to limit any rights or remedies that SEI may have for enforcement of Customer’s obligations hereunder.

(B) Payment of Buyout Amount if Customer Continues TRUST 3000 System Retrieval. Notwithstanding anything contained to the contrary in Section (A) above, in the event Customer terminates this Agreement as provided in Section (A) above, but Customer desires to continue to use the TRUST 3000 System for retrieval purposes for a period of time which is equal to, or less than, [/*/ CONFIDENTIAL TREATMENT REQUESTED] from the effective date of termination, Customer may pay the Buyout Amount as calculated in Section (A) above, in monthly installments.  The monthly installments will commence on the effective date of termination, and continue for each month Customer uses the TRUST 3000 System for retrieval purposes. Each installment shall equal the Buyout Amount divided by the number of months which Customer desires to continue to use the TRUST 3000 System for retrieval. In no event shall the Buyout Amount be prorated for a period of time greater than [/*/ CONFIDENTIAL TREATMENT REQUESTED] from the effective date of termination.

2.05. Other Grounds for Termination. In addition to termination rights specified above, the Parties shall have the right to terminate this Agreement as specified below:

(A) Termination for Insolvency. A Party may terminate this Agreement if the other Party (a) files a voluntary petition in bankruptcy (b) becomes, the subject of any involuntary petition in bankruptcy or proceedings related to its liquidation, insolvency, or the appointment of a receiver or similar officer for it, which proceedings, if involuntary, are not dismissed within ninety (90) calendar days.

(B) Termination for Cause.

1)              In the event SEI fails to achieve the Performance Standards set forth in Exhibit B for [/*/ CONFIDENTIAL TREATMENT REQUESTED] consecutive months or [/*/ CONFIDENTIAL TREATMENT REQUESTED] months (non-consecutive) in any [/*/ CONFIDENTIAL TREATMENT REQUESTED] month period, Customer shall have the right to terminate the Agreement provided that Customer shall have given notice to SEI of its failure

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to comply with the Performance Standards within thirty (30) calendar days after any month for which the Performance Standards are not achieved.

2)              Customer shall have the right to terminate the Agreement in the event that the SEI data center is inoperative and SEI is unable to provide the Trust 3000 Service for [/*/ CONFIDENTIAL TREATMENT REQUESTED] consecutive hours during any consecutive business days other than due to an event or circumstance subject to Section 10.05 of this Agreement; provided, however, that SEI will be deemed to be providing the Trust 3000 Service for purposes hereof if  it has implemented its then current SEI Disaster Recovery Plan (the current version (as of the Designated Date) is attached as Exhibit D) in accordance with its terms.  The foregoing shall not be intended to limit or otherwise affect SEI’s obligation to provide normal recovery procedures or any other disaster recovery services as described SEI’s Disaster Recovery Plan.

3)              Either SEI or Customer may terminate this Agreement if a Default of the other Party is not cured during the applicable cure period set forth below in this Section 2.05 (B)(3). “Default” shall mean a breach by a Party (the “Breaching Party”) which results in the other Party experiencing a substantial deprivation of the benefit of this Agreement, provided that such breach, if curable, is: (i) not cured by the Breaching Party within thirty (30) calendar days after the Breaching Party has received written notice of such material breach; or (ii) if the material breach is one that could not reasonably be cured within thirty (30) calendar days; (y) the failure by the Breaching Party to adopt, within thirty (30) calendar days after receiving notice of such breach, a plan to cure such breach within a time period not longer than sixty (60) calendar days after receipt of such notice of the breach, or (z) the failure by the Breaching Party to cure such breach within such sixty (60) calendar day period. The provisions of this Section 2.05 (B)(3)are not intended to limit Customer’s right to dispute any Fees in accordance with Section 3.03 of this Agreement.

4)              Exercise of Section 2.05 Termination. In order to exercise its right of termination under this Section 2.05 (hereinafter a “Section 2.05 Termination”), the terminating Party must, within 60 calendar days after the date that such Party first became aware or reasonably should have become aware of its right of termination under this Section 2.05, provide the other Party with written notice (a “Section 2.05 Notice”) specifying the scheduled date on which the termination of this Agreement is to occur, which date shall not be less than one hundred eighty (180) calendar days after the date of the Section 2.05 Notice nor more than one (1) year after the date of the Section 2.05 Notice; and the terminating Party must not be in material breach of this Agreement at the time it provides such Section 2.05 Notice.

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If Customer terminates this Agreement under Section 2.05(B) Customer shall have no obligation to pay SEI the Buyout Amount, but Customer shall be obligated to pay the other amounts specified in Section 9.01.2.  If SEI terminates this Agreement under Section 2.05(B) Customer shall have to pay SEI the Buyout Amount and the other amounts specified in Section 9.01.2.

SECTION 3.  PAYMENT OF FEES AND OTHER EXPENSES

3.01. Fees. Customer agrees to pay to SEI the fees specified in Exhibit A, as such fees may be adjusted from time to time hereunder pursuant to this Agreement (collectively, the “Fees”). Upon Customer’s request, SEI will provide Customer with reasonable back-up support for the invoices.

3.02. Terms. Customer agrees to pay SEI the Fees in advance for each month commencing on the first day of the Basic Term (except that activity based fees will be billed in arrears), each such payment to be due thirty (30) calendar days after the date of Customer’s receipt of the invoice.  Customer agrees to pay interest on all amounts past due at the rate of one percent (1%) per month, if such rate is permitted by law, or otherwise at the highest rate permitted by law, provided, however, that no interest will be due on amounts disputed by Customer in good faith and on reasonable grounds.

3.03. Disputed Amounts. In the event Customer in good faith disputes all or any portion of any SEI invoice, Customer shall promptly notify SEI thereof and shall include in such written notice the amount that Customer so disputes and its reason for such dispute. Customer shall also pay that portion of any such invoice that it does not dispute and shall do so within thirty (30) calendar days after receipt of invoice.  Upon receipt of Customer’s dispute notice, SEI and Customer will work together in good faith to resolve such dispute in a prompt and mutually acceptable manner.  Customer will pay any disputed amounts no later than thirty (30) calendar days after the dispute relative to such amounts have been resolved.

3.04. Taxes.  Customer agrees to pay all state and local sales, use, property or other taxes (except for any personal property taxes on property SEI’s owns or leases, for franchise and privilege taxes on SEI’s business, gross receipts taxes to which SEI is subject, and for income taxes based on SEI’s income), which may be accessed against SEI or Customer or Customer’s customers with respect specifically to this Agreement, the Trust 3000 Service or any equipment provided by SEI hereunder.  At its option, SEI may include such taxes in its invoices in which event Customer shall pay to SEI the taxes so invoiced.

3.05. Adjustment of Fees. At any time after December 31, 2004, SEI may increase the Fees set forth in Exhibit A hereto, provided that SEI provides Customer no less than sixty (60) calendar days advance written notice of such increase (“Fee Increase Notification”), in an amount not to exceed the lesser of: (i) [/*/ CONFIDENTIAL TREATMENT REQUESTED] percent ([/*/ CONFIDENTIAL TREATMENT

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

REQUESTED]%); or (ii) the percentage increase in the CPI since the Designated Date, with respect to the first increase, and since the date of the last increase, with respect to the second and any subsequent increases (the “CPI Percentage Increase”); provided, however, in the event the CPI Percentage Increase is greater than [/*/ CONFIDENTIAL TREATMENT REQUESTED] percent ([/*/ CONFIDENTIAL TREATMENT REQUESTED]%), the amount of the excess of the CPI Percentage Increase over [/*/ CONFIDENTIAL TREATMENT REQUESTED] percent ([/*/ CONFIDENTIAL TREATMENT REQUESTED]%) may be applied to increase the fees payable hereunder in any subsequent year to the extent the CPI Percentage Increase in such year is less than [/*/ CONFIDENTIAL TREATMENT REQUESTED] percent ([/*/ CONFIDENTIAL TREATMENT REQUESTED]%).  In no event shall there be more than one increase in any [/*/ CONFIDENTIAL TREATMENT REQUESTED] period.  As used herein, the term “CPI” means the Unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers (CPI-U).  In the event the Bureau of Labor Statistics stops publishing the CPI or substantially changes its content and format, Customer and SEI will substitute another comparable index published at least annually by a mutually agreeable source.

Notwithstanding the foregoing, SEI will not increase the Fees, as set forth above, during the period from [/*/ CONFIDENTIAL TREATMENT REQUESTED] through [/*/ CONFIDENTIAL TREATMENT REQUESTED].  However, during this period, SEI may send out a Fee Increase Notification that may provide for an increase in the Fees which will take effect after [/*/ CONFIDENTIAL TREATMENT REQUESTED].  Further, with respect to the first adjustment effective after [/*/ CONFIDENTIAL TREATMENT REQUESTED], such adjustment shall not exceed the lesser of: (i) [/*/ CONFIDENTIAL TREATMENT REQUESTED] percent ([/*/ CONFIDENTIAL TREATMENT REQUESTED]%); or (ii) the percentage increase in the CPI since [/*/ CONFIDENTIAL TREATMENT REQUESTED].

Notwithstanding the above, SEI may at any time upon no less than sixty (60) calendar days written notice increase the Fees applicable to telecommunication services and other Third Party Services indicated on Exhibit A attached hereto provided, however, that (1) such increases shall not exceed the corresponding percentage fee increase to SEI from the applicable Third Party Vendors; and (2) Customer will be permitted to terminate a Third Party Service, without payment of any early termination fees related to such terminated Third Party Service(s) , if the increase for such Third Party Service exceeds [/*/ CONFIDENTIAL TREATMENT REQUESTED] percent ([/*/ CONFIDENTIAL TREATMENT REQUESTED]%) in any calendar year.  In order to so terminate a Third Party Service, Customer must provide written notice to SEI of its intent to terminate the applicable Third Party Service within ninety (90) calendar days after receiving notice of the Third Party Service price increase from SEI that caused the increase to exceed such [/*/ CONFIDENTIAL TREATMENT REQUESTED]% threshold.

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.06. Renegotiation of Fees upon Significant Loss of Trust Accounts. In the event during the term of this Agreement, Customer’s trust accounts shall decline in an amount equal to or greater than [/*/ CONFIDENTIAL TREATMENT REQUESTED] percent ([/*/ CONFIDENTIAL TREATMENT REQUESTED]%) less than those trust accounts levels existing as of the Designated Date, and providing such decline in accounts is not due to a sale or other transfer of accounts, then in such event, upon written request of Customer, SEI agrees to discuss in good faith with Customer an adjustment of the Fees payable pursuant to Exhibit A attached hereto.  It is understood that such discussion shall not be intended as an obligation for SEI to reduce the Fees (and that any such reduction in accounts could actually result in the increase in certain Fees and the decrease of other Fees), but rather an obligation to engage in good faith discussions.  In no event shall SEI have any to engage in any such negotiations more than one (1) time during the term of this Agreement.  The foregoing shall not be construed to permit Customer to circumvent or reduce Customer’s obligations with respect to a Termination for Convenience.

SECTION 4.  COVENANTS OF CUSTOMER

4.01 Limitations on Use of TRUST 3000 Service.

4.01.01            Customer agrees that it shall not permit the Trust 3000 Service to be used by or for any person or entity, or for the accounts of any person or entity, except for Customer, its Affiliates (domiciled in the United States or Canada only) or custody clients of Customer (domiciled in the United States or Canada) (collectively, the Affiliates and custody clients of Customer may be referred to as “Customer Customers”).  In connection with its receipt of Services, each of the Customer Customers shall observe and comply with, and Customer shall be responsible for such observance and compliance, all of the applicable provisions of this Agreement to be observed and performed by Customer in connection with the receipt of services hereunder (other than the obligation to pay Fees and indemnification obligations, which shall remain the obligations of Customer), and each of Customer Customers shall be deemed to have accepted this obligation by its receipt of services hereunder.

4.01.02            In the event that Customer or any Customer Customers acquire additional accounts, as a result of a merger, stock acquisition, purchase or other transaction, Customer may use the Trust 3000 Service for such acquired accounts, further provided such acquired accounts have substantially similar processing characteristics as the accounts being processed under this Agreement at the time of such acquisition and that such acquired accounts will be processed on the same database as Customer’s

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other Accounts, it being understood that to the extent that conversion services are required to be performed by SEI, Customer shall pay SEI for such services. If such acquired accounts do not have substantially similar processing characteristics as the accounts being processed under this Agreement at the time of such acquisition, Customer and/or Customer Customers may use the Trust 3000 Service in connection with such accounts; provided, however, appropriate adjustments are made to the provisions of this Agreement, to reflect, among other things, the conversion of such acquired accounts to the TRUST 3000 System, the conversion fee associated with the conversion of such accounts, and any significant differences between the processing characteristics of such acquired accounts and the previously existing Accounts.  “Affiliate” is any company which controls, is controlled by, or under common control with, a Party, and “control” is defined as owning 50% or more of such entity.  The parties agree to discuss in good faith and make mutually agreed upon modifications to the Performance Standards to reflect any adverse impact to the Performance Standards caused, or anticipated to be caused, by the addition of such acquired accounts.

4.02. Customer represents and warrants to SEIIC and SEI that after reasonable inquiry, it (i) is not aware of any default by either SEIIC or Customer of any the terms, conditions or provisions of the Original Agreement and (ii) has no claim against SEIIC and SEI under the Original Agreement.

4.03. INTENTIONALLY OMITTED

4.04. INTENTIONALLY OMITTED

4.05. Limitation of Use of Materials. Customer shall not copy or reproduce or furnish to others, in any manner, any manuals, user documentation or other materials provided by SEI to Customer under this Agreement except for copies made by Customer solely for its internal use and the use by Customer’s Customers to the extent permitted by Section 4.01.

4.06. Customer Data.  Customer shall be solely responsible for the accuracy and completeness of any data or other information provided by or on behalf of Customer to SEI pursuant to this Agreement, and for the correctness of the format in which the data or other information is presented.

4.07. Copyright Notices.  Customer agrees to preserve any copyright and trade secret notices of SEI on materials where such notices appear.

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.08. Proprietary Rights. Customer agrees and acknowledges that:  the TRUST 3000 System, the TRUST 3000 Service and related documentation, together with all other data and materials, all software codes, trade secrets, design concepts, discoveries, ideas, enhancements, improvements and inventions related thereto (“Proprietary Information”) supplied by SEI to Customer pursuant to this Agreement:  (i) are the exclusive property of SEI and shall remain so; (ii) are confidential and proprietary trade secrets of SEI, protected by law, and of substantial value to SEI, and may not  be used or disclosed without the written consent of SEI, except as contemplated by the terms of this Agreement.

SECTION 5.  COVENANTS OF SEI

5.01 Confidentiality of Customer Data.

SEI shall have access to Customer Data solely to the extent SEI requires such access to such data to provide the Trust 3000 Service. “Customer Data” shall mean, in or on any media or form of any kind: (i) all data and summarized data related to Customer and Customer’s Customers that is entered into software or equipment on behalf of Customer and Customer’s Customers and all data derived from such data (regardless of whether or not owned by Customer, generated or compiled by Customer, and including any such data on any deconversion tapes provided to Customer), and (ii) all other Customer-owned records, data, data files, input materials, reports, forms, and other such items that may be received, computed, processed, or stored by SEI, or by any of its subcontractors, in the performance of the Trust 3000 Service under this Agreement.  SEI may only access and process Customer Data in connection herewith or as directed by Customer in writing and may not otherwise modify Customer Data, merge it with other data, commercially exploit it, or otherwise use such data, other than as specified herein or as directed by Customer in writing.  SEI understands and agrees that nothing contained in this Agreement shall affect any ownership right, title, or interest in Customer Data and Customer owns all copyright, trademark, trade secrets, and other proprietary rights in the Customer Data.

SEI agrees that all copyrightable aspects of such Customer Data shall be considered “work made for hire” within the meaning of the Copyright Act of 1976, as amended.  SEI hereby assigns to Customer exclusively all right, title, and interest in and to the Customer Data and to all copyright or other proprietary rights therein that it may obtain, without further consideration, free from any claim, lien for balance due, or rights of retention thereto on the part of SEI.  SEI also acknowledges that the Parties do not intend SEI to be a joint author of the Customer Data within the meaning of the Copyright Act of 1976, as amended, and that in no event shall SEI be deemed a joint author thereof.

SEI agrees to keep the Customer Data free and clear of all liens and encumbrances.  SEI shall notify Customer promptly of the unauthorized possession, use or knowledge of Customer’s Data, or any other Confidential Information of Customer.

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.02. Security Precautions.

5.02.1 SEI agrees to provide and take security precautions so that access to the data stored in the TRUST 3000 System by Customer is available only to persons utilizing the user numbers and passwords assigned to Customer.

5.02.2 SEI further agrees to follow file, safekeeping, and backup procedures that may be required of SEI by law or rule or regulation of the Federal Deposit Insurance Corporation or the Comptroller of the Currency, or that are standard in the data processing industry for services similar to those provided by SEI.

5.03. Access by Customer.  SEI agrees to grant the internal auditors of Customer and other personnel authorized by Customer reasonable access to SEI’s facilities, and to books and records related to the provision of services contemplated by this Agreement.  SEI agrees to grant federal and other governmental and banking agencies, when required by law or authorized by Customer, access to records of Customer held by SEI.

5.04. SEI’s Right to Make Changes. In order to improve the quality of service to Customer, SEI reserves the right to make changes at any time in rules of operation, Customer identification procedures, and type of terminal equipment used or to be used in the TRUST 3000 System, provided that no such changes shall reduce the functionality of the system or shall conflict with or make inconsistent any of the terms or provisions of this Agreement.  SEI will give Customer reasonable advance notice of any such change.

5.05. Save of Customer Data. SEI will prepare and preserve magnetic tapes containing Customer’s complete data base (the “Save Tapes”) to protect Customer from the loss of data in event of fire or other event which destroys data kept at SEI’s data center.  The Save Tapes will include daily tapes, end of month tapes and end of year tapes, as set forth on Exhibit C. SEI shall deliver the Save Tapes to a location other than SEI’s data center.  SEI will have no responsibility for furnishing Customer Save Tapes in addition to those so made.  SEI shall have no obligation to retain any Save Tape whose data has been incorporated into a later Save Tape.

In addition, SEI shall perform back-ups of Customer’s complete data bases at least daily to facilitate efficient recovery of Customer’s data should processing problems occur at SEI’s Data Center.  These daily backups shall be stored in a manner as SEI determines is appropriate to provide timely recovery of data lost at the data center.

5.06. Legislative Enhancements. Modifications required to be made to the TRUST 3000 Service in order to comply with changes in federal banking laws or regulations will be made available to Customer.  Each such change shall be made and implemented as soon as practicable, and in any event by such time as the change may be necessary as required by law.  The development of new software modules or major changes to existing software modules required to comply with federal laws or regulations will be made available to Customer at a price equal to the total time and materials

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

required to implement such additions prorated on an equitable basis among all affected TRUST 3000 customers.  SEI shall charge Customer a pro-rata portion of the costs incurred by SEI for the development and implementation of such additions based on the number of accounts subject to this Agreement, relative to the total number of accounts processed by SEI for other customers of SEI that are affected by such additions.  To the extent modifications are required to comply with Securities and Exchange Commission Regulations that do not apply to SEI’s Customer base in general, SEI will use reasonable efforts in good faith to make such modifications by such time as they may be required by law or regulation provided Customer shall have given SEI prompt notification of the need for such modification and provided Customer shall have agreed to pay the cost thereof.

5.07. Third Party Services. SEI agrees to provide to Customer services from external third party sources (“Third Party Services”).  Such Third Party Services, if any, are referenced in Exhibit A. SEI warrants and represents that it has obtained from such third party vendors (“Third Party Vendors”) the rights to provide such Third Party Services to Customer.  To the extent that any such Third Party Services are provided to Customer hereunder, Customer agrees that such Third Party Services are proprietary to the Third Party Vendors; such Third Party Services are provided by the Third Party Vendors on an “AS IS WITH ALL FAULTS” basis for Customer’s internal use and as normally required on statements, reports, screens and other documents necessary to support Customer’s Customers and shall not be redistributed to other third parties; the Third Party Vendors MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS, OR ANY OTHER MATTER with respect to such Third Party Services; and the Third Party Vendors shall not be liable for any damages suffered by Customer in the use of such Third Party Services, including liability for any incidental, consequential or similar damages.  Notwithstanding the foregoing, if any Third Party Vendor fails to provide the Third Party Services to be provided by such Third Party Vendor, SEI shall (1) assert any claims that it may have against such Third Party Vendor under SEI’s agreement with such Third Party Vendor with respect to such failure (and any recovery related to such claim shall inure to Customer), and (2) use commercially reasonable efforts to cause such Third Party Vendor to perform the applicable Third Party Services.

SEI shall indemnify, defend, and hold the Customer harmless from and against any and all claims, losses and liabilities that are related to any claim by any Third Party Vendor that is based upon an alleged breach by SEI of any agreement with that Third Party Vendor, except to the extent such breach arises out of Customer’s breach of this Agreement.  Customer shall indemnify, defend, and hold SEI harmless from and against any and all claims, losses and liabilities that are related to any such claim to the extent such breach arises out of Customer’s breach of this Agreement.  Each of the Parties shall comply with the indemnification procedures set forth in Section 10.13 of this Agreement.

It is further understood and agreed that access to any Third Party Service may be withdrawn by SEI upon termination of SEI’s right to redistribute specific product

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

offerings by such Third Party Vendors.  SEI shall promptly notify Customer of any product offerings to be withdrawn or any significant change in any product once such withdrawal or change is known by SEI, and SEI shall make an appropriate adjustment to the Fees to reflect any such withdrawal of any Third Party Service by SEI.

5.08. Insurance. SEI shall carry an employee fidelity bond and EDP errors and omissions insurance and miscellaneous professional liability insurance at levels not less than [/*/ CONFIDENTIAL TREATMENT REQUESTED] per incident with reasonable deductibles. SEI shall procure the commercial general liability insurance that provides limits of not less than [/*/ CONFIDENTIAL TREATMENT REQUESTED] ($[/*/ CONFIDENTIAL TREATMENT REQUESTED]).  The commercial general liability policy shall include the following coverage: (i) premises and operations; (ii) products/completed operations; (iii) contractual liability; (iv) personal injury and advertising injury liability; and (v) severability of interest clause.

SEI shall maintain a policy of workers’ compensation coverage for no less than the minimum statutory amount required for the State or States in which SEI employees are performing Trust 3000 Service on Customer’s behalf, and employers’ liability coverage for not less than [/*/ CONFIDENTIAL TREATMENT REQUESTED] Dollars ($[/*/ CONFIDENTIAL TREATMENT REQUESTED]) per occurrence for all employees of SEI engaged in the performance of Services under this Agreement.

5.09. Disaster Recovery. SEI agrees to provide disaster recover service to enable Customer to resume processing capabilities in the event of a disaster at SEI’s data processing facility.  The timeframe for recovery, the processing levels and the other disaster recovery services provided by SEI will be in accordance with the then current SEI Disaster Recovery Plan.  A copy of the current version of the Client’s Copy of the SEI Disaster Recovery Plan is attached as Exhibit D. SEI shall provide Customer with an updated copy of the Client’s Copy of the SEI Disaster Recovery Plan promptly after any material changes to the Disaster Recovery Plan or upon Customer’s request.  SEI shall not modify the Disaster Recovery Plan so as to reduce in any significant way, the benefits and protections provided to Customer under such Disaster Recovery Plan as of the Designated Date.   SEI shall provide such disaster recovery services at all times without regard to any Force Majeure Event (except to the extent and only to the extent that a Force Majeure Event also impacts the disaster recovery plan).

5.10 Client’s Customers. In addition to SEI’s obligations with respect to the treatment of Customer’s Confidential Information contained in Section 6 of this Agreement, SEI agrees that it shall not use any of Customer Data or any Confidential Information of Customer to solicit as direct customers of SEI any of Customer’s customers.

SECTION 6.  CONFIDENTIALITY/PROPRIETARY INFORMATION

6.01 Confidential Information. “Confidential Information” means (i) with respect to

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Customer, all Customer Data; (ii) with respect to SEI, the Proprietary Information and the provisions of this Agreement; and (iii) with respect to each Party, any of the Disclosing Party’s proprietary or confidential information including, without limitation, technical data; trade secrets; know-how; business processes; product plans; product designs; service plans; services; customer lists and customers; markets; software; developments; inventions; processes; formulas; technology; designs; drawings; and marketing, distribution or sales methods and SEI Systems; sales and profit figures or other financial information that is disclosed, directly or indirectly, to a Party (in such capacity the “Recipient”) by or on behalf of the other Party (in such capacity, the “Disclosing Party”), whether in writing, orally or by other means and whether or not such information is marked as confidential.  However, “Confidential Information” does not include any of the information that: (i) prior to disclosure hereunder by the Disclosing Party, was generally known to the public; (ii) after disclosure hereunder by the Disclosing Party, becomes known to the public through no act or omission of the Recipient or any of its representatives (iii) the Recipient can demonstrate by written records was previously known by it or was independently developed by or for it without use of the Confidential Information; or (iv) is, or becomes available to the Recipient on a non-confidential basis from another Person that, to the Recipient’s knowledge, is not prohibited from disclosing such information to the Recipient by a legal, contractual or fiduciary obligation to the Disclosing Party.

6.02 Non-Disclosure Obligations. All Confidential Information of a Disclosing Party shall be held in confidence by the Recipient, to the same extent, and in at least the same manner, as the Recipient protects its own confidential and proprietary information of a similar nature, which shall in no event be less than a commercially reasonable standard of care.  Except as specifically permitted by this Agreement the Recipient shall not disclose, publish, release, transfer, or otherwise make available, any Confidential Information of the Disclosing Party, in any form to, or for the use or benefit of, any Person, without the Disclosing Party’s consent.

6.03 Permitted Use and Disclosure. Notwithstanding the foregoing, the Recipient shall be permitted to use and to disclose the Disclosing Party’s Confidential Information to its officers, agents, subcontractors and employees (collectively, the “Permitted Employees and Consultants” who have agreed in writing to maintain the confidentiality of the Confidential Information, to the extent that such use and disclosure is necessary or appropriate for the performance of the Recipient’s obligations under this Agreement and/or as needed to conduct Recipient’s business.  The obligations contained in this Section 6 shall not restrict any disclosure by any Recipient as required by any applicable law, or by order of any court or government agency; provided that to the extent reasonably possible (and so long as not prohibited by law) such Recipient gives prompt notice to the Disclosing Party of such order, such that the Disclosing Party may (i) interpose an objection to such disclosure, (ii) take action to assure confidential handling of the Confidential Information, or (iii) take such other action as it deems appropriate to protect the Confidential Information.

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.04 Additional Obligations of Customer.

Customer shall not use any of SEI’s Confidential Information to create or attempt to create, nor permit others to create or attempt to create, in whole or in part, the Trust 3000 System. In addition, Customer agrees to preserve any copyright and trade secret notices of SEI on materials where such notices appear.  Customer shall immediately notify SEI of the unauthorized possession, use or knowledge of any item supplied to Customer pursuant to this Agreement.

Customer shall not copy or reproduce in any manner any manuals, user documentation or other materials provided by SEI to Customer under this Agreement except for copies made by Customer solely for its internal use by Permitted Employees and Consultants.

6.05 Compliance with Gramm-Leach-Bliley Act. In connection with the activities contemplated by this Agreement, each Party shall comply with all applicable provisions of the Gramm-Leach-Bliley Act (as such Act may be amended from time to time), including, without limitation, applicable provisions regarding the sharing or disclosure of Nonpublic Personal Information (as such term is defined in the Gramm-Leach-Bliley Act).

6.06 Unauthorized Acts.  In the event of any unauthorized use or disclosure by the Recipient of any Confidential Information of the Disclosing Party, the Recipient shall promptly (i) notify the Disclosing Party of the unauthorized use or disclosure; (ii) take all reasonable actions to limit the adverse effect on the Disclosing Party of such unauthorized use or disclosure; and (iii) take all reasonable action to protect against a recurrence of the unauthorized use or disclosure.

6.07 Return of Confidential Information. Upon the written request of the Disclosing Party after the termination of this Agreement, the Recipient shall, at the option of the Recipient, return or destroy all Confidential Information of the Disclosing Party that is then in the possession or control of the Disclosing Party, provided, however, the Recipient may retain such Confidential Information of the Disclosing Party as may be necessary or appropriate for the Recipient to comply with reasonable legal, accounting, regulatory and archival concerns.  Notwithstanding the foregoing, SEI shall have no obligation to return or destroy Confidential Information of

Customer that resides on the Trust3000 System or in save tapes of SEI.  Upon the Disclosing Party’s written request, the Recipient shall promptly certify in writing its compliance with this Section 6.07.

6.08 Equitable Relief. Each Party acknowledges that the unauthorized disclosure of the Disclosing Party’s Confidential Information may cause irreparable injury to the Disclosing Party and that, in the event of a violation or threatened violation of any

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obligations of the Recipient regarding such Confidential Information, the Disclosing Party may have no adequate remedy at law. In such event, the Disclosing Party shall be entitled to seek enforcement of each such obligation by temporary or permanent injunctive, or mandatory relief obtained in any court of competent jurisdiction, without the necessity of the posting of any bond or other security, and without prejudice to any other rights and remedies which may be available to the Disclosing Party at law or in equity.

SECTION 7.  WARRANTY

7.01. Warranty. SEI hereby warrants that it owns the TRUST 3000 System and has all the necessary authority to enter into this Agreement and provide the Trust 3000 Service described herein.  SEI also warrants that the TRUST 3000 System will perform substantially as described in the Users Manuals for the functions specified on Exhibit A.

Except as expressly stated herein, SEI MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TRUST 3000 SYSTEM OR THE TRUST 3000 SERVICE OR ANY SERVICE PROVIDED HEREUNDER, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.02 Remedy for Breach. SEI hereby indemnifies and agrees to hold harmless and defend Customer from any claims brought against Customer based upon a defect in SEI’s title to, or power to grant Customer the use of, the Trust 3000 Service or any trademark, copyright, or patent infringement with respect to the Trust 3000 Service except to the extent such breach arises out of Customer’s breach of this Agreement.  Customer shall indemnify, defend, and hold SEI harmless from and against any and all claims, losses and liabilities that are related to any such claim to the extent such breach arises out of Customer’s breach of this Agreement.  Each of the Parties shall comply with the indemnification procedures set forth in Section 10.13 of this Agreement.

7.03 Custom Enhancements or Modifications to the Trust 3000 Service.

7.03.1                  Subject to the limitations set forth below and the notice, control, cooperation and limitations contained in Section 10.13, SEI will indemnify and hold harmless Customer and defend at SEI’s sole expense, and, at its option, may contest and/or settle, any claim, suit, or proceeding brought against Customer to the extent that it is based on an assertion that any custom enhancements or modifications to the TRUST 3000 Service performed by SEI (or SEI’s delegate) on behalf of Customer (collectively such enhancements and modifications may be referred to as “Custom Enhancement/Work”) infringes any United States patent, or copyright, or infringes on any trade secret or proprietary right, of any third party.  Should any Custom Enhancement/Work become the subject of any such claim, suit, or proceeding, SEI shall have

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the right, at SEI’s option and expense (i) promptly procure for Customer the right to continue using the Custom Enhancement/Work; or (ii) promptly replace or modify the Custom Enhancement/Work with a non-infringing version of Custom Enhancement/Work with substantially equivalent function and performance. If neither such option is available to SEI on commercially reasonable terms, then SEI may terminate the services that are the subject of such claim, suit, or proceeding and make an appropriate reduction in Fees payable hereunder. The remedies set forth in this Section 7.03.1, together with SEI’s indemnification obligations under this Section 7.03.1, shall be Customer’s sole and exclusive remedies with respect to any claims that any Custom Enhancement/Work, infringes or misappropriates any third-party intellectual property right.

7.03.2                  Notwithstanding the provisions of Section 7.03.1, and subject to the notice, control, cooperation and limitations contained in Section 10.13, Customer will indemnify and hold harmless SEI, and defend at Customer’s sole expense, and, at its option, may contest and/or settle, any claim, suit, or proceeding brought against SEI or Customer (and SEI will not be obligated to defend or settle and will not be liable for any related expenses or costs) to the extent any suit or proceeding results from: (i) SEI’s compliance with Customer’s design, content, specifications or instructions; (ii) modification of the Custom Enhancement/Work by a party other than SEI who is not working at or under SEI’s direction; or (iii) the use of the Custom Enhancement/Work or any part thereof furnished hereunder in combination with any other software or product, other than the Trust3000 Service, where the infringement would not have occurred but for such combination.

7.03.3                  Each of the Parties shall comply with the indemnification procedures set forth in Section 10.13 of this Agreement.

7.03.4                  All references to the “Trust 3000 Services Agreement” in any Work Authorization(s) executed after the date of this Agreement, shall mean this Agreement, as this Agreement may be amended from time to time.

7.03.5                  With respect to suspension or termination of any project covered by a Work Authorization, notwithstanding anything contained in any Work Authorization to the contrary, it is understood that SEI shall have the right to re-estimate the costs associated with the project covered by such Work Authorization, if work on such project is

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resumed after 60 days from the date Customer made the election to suspend the work (unless a shorter period of time is indicated in the applicable Work Authorization).  In addition, it is understood that if work is terminated under any Work Authorization, SEI will only bill Customer for work that has actually been performed through the date that work was terminated, plus any applicable travel and living expenses (if applicable).

7.03.6                  In the event that Customer terminates work on a project covered by a Work Authorization due solely to SEI’s uncured material breach of this Agreement or the applicable Work Authorization, Customer reserves the right to dispute payment of SEI’s fees due under such Work Authorization.

SECTION 8.  LIMITATION OF LIABILITY

8.01         Except as otherwise provided below in this Section 8, the cumulative liability of each Party hereunder for all claims relating to this Agreement, shall be limited to (a) monetary damages not to exceed the amount of [/*/ CONFIDENTIAL TREATMENT REQUESTED] payable hereunder, and, in addition, with respect to SEI, the correction, re-creation, or restoration of any incorrect, missing, incomplete, or unreadable reports.

8.02         SEI shall have no liability for errors, omissions or malfunctions in SOUCE 3000, the transmission of SOURCE 3000 and any user manuals and documentation associated with SOURCE 3000 other than its obligation, upon receipt of notice from Customer, to endeavor to correct any such errors, omissions or malfunctions.  SEI shall have no liability for temporary delays, breakdowns or interruptions in SOURCE 3000, howsoever caused.  Customer’s exclusive remedy, and SEI’s entire liability, for direct damages incurred by Customer for any and all causes relating to Source 3000, whether for breach of this Agreement, negligence, or otherwise, shall in the aggregate not exceed [/*/ CONFIDENTIAL TREATMENT REQUESTED] average billing to Customer over the [/*/ CONFIDENTIAL TREATMENT REQUESTED] months preceding the month in which the damage or injury is alleged to have occurred, but if Customer has not utilized SOURCE 3000 for [/*/ CONFIDENTIAL TREATMENT REQUESTED] months preceding such date, then over such fewer number of preceding months that Customer has utilized SOURCE 3000.

8.03         THE FOREGOING LIMITATIONS SHALL NOT APPLY TO: (A) LOSSES SUBJECT TO INDEMNIFICATION UNDER THIS AGREEMENT, (B) LIABILITY ARISING AS A RESULT OF A FAILURE TO COMPLY WITH THE CONFIDENTIALITY OBLIGATIONS CONTAINED IN THIS AGREEMENT, (C) CUSTOMER’S FAILURE TO PAY ANY AMOUNTS DUE OR OWING UNDER

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THIS AGREEMENT, (D) ANY DAMAGES FOR BODILY INJURY (INCLUDING DEATH) AND DAMAGES TO REAL PROPERTY FOR WHICH A PARTY IS LEGALLY LIABLE, (E) LOSSES ARISING FROM A PARTY’S WILLFUL MISCONDUCT.

8.04 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR SIMILAR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF BUSINESS OR INTERRUPTION OF BUSINESS, WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY OR ANY OTHER THEORY.

Notwithstanding anything in this Agreement to the contrary, the following shall be considered direct damages and neither Party shall assert that they are indirect, incidental, special, or consequential damages or lost profits: [/*/ CONFIDENTIAL TREATMENT REQUESTED].  The intention of the foregoing is to avoid any doubt on how those types of damages should be classified under this Agreement.  However, the foregoing is not intended to be exclusive or exhaustive.

SECTION 9.  TERMINATION

9.01 Obligations Upon Expiration or Termination of Agreement.

9.01.1 Deconversion Services.

Upon Customer’s request in connection with the expiration or termination of this Agreement under Section 2, SEI will provide Customer with the deconversion services described on Exhibit E and Customer will pay to SEI the fees for such services as set forth on Exhibit E. All such amounts to be due thirty (30) calendar days after the date of Customer’s receipt of the invoice.  Customer agrees to pay interest on all amounts past due at the rate of one percent (1%) per month, if such rate is permitted by law, or otherwise at the highest rate permitted by law, provided, however, that no interest will be due on amounts disputed by Customer in good faith and on reasonable grounds.

9.01.2 Payment of Fees.

In addition to any Buyout Amount that may be payable to SEI under this Agreement, Customer shall pay SEI (A) the Fees for products and services provided prior to the effective date of expiration or termination; (B) any termination fees imposed on SEI by third parties to the extent directly relating to such termination (except in the event of a termination under Section 2.03 or a termination by Customer under 2.05, in which case

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Customer shall not have to pay for any termination fees imposed on SEI by Third Party Vendors to the extent directly relating to such termination); and (C) any fees for deconversion or other post-termination services which Customer may request and SEI may provide including those specified in Section 2.04 B (post termination TRUST 3000 System Retrieval), this Section 9, and Exhibit E. All such amounts to be due thirty (30) calendar days after the date of Customer’s receipt of the invoice.

Customer agrees to pay interest on all amounts past due at the rate of one percent (1%) per month, if such rate is permitted by law, or otherwise at the highest rate permitted by law, provided, however, that no interest will be due on amounts disputed by Customer in good faith and on reasonable grounds.

In addition, Customer will be obligated to reimburse SEI for any charges for telecommunication services and other third-party provided services as referenced in Exhibit A incurred by SEI on Customer’s behalf with respect to services provided prior to the termination of this Agreement.   Customer acknowledges that there is a time lag between the time that certain services are provided until the time that SEI bills for such services, and that SEI invoices certain of such services up to ninety (90) calendar days after the date services are provided.

9.01.3 Return of Confidential Information.

The Parties shall comply with the provisions of Section 6.07 of this Agreement in connection with the return of Confidential Information of the other Party.

SECTION 10.  GENERAL PROVISIONS

10.01 Notice. Except as expressly otherwise stated herein, all notices, requests, consents, approvals, or other communications provided for, or given under, this Agreement, shall be in writing and shall be deemed to have been duly given and received (a) when delivered personally, or (b) if delivered by a reputable commercial overnight carrier (e.g., Federal Express), one business day after delivery to such carrier, or (c) if delivered by certified or registered U.S. mail, postage prepaid and return receipt requested, seven business days after mailing; in each case sent to the Party to be notified at the address for such Party set forth below, or at such other address of which such Party has provided notice in accordance with the provisions of this Section:

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Notices to Customer shall be addressed as follows:

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02117
Attention: Senior Director, Institutional Custody

with a copy to the attention of Customer’s General Counsel addressed as follows:

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02117
Attention: General Counsel

Notices to SEI shall be addressed as follows:

SEI Global Services, Inc.

One Freedom Valley Drive
Oaks, PA 19456
Attention: Vice President, National Bank Marketing

with a copy to the attention of Customer’s General Counsel addressed as follows:

SEI Global Services, Inc.
One Freedom Valley Drive
Oaks, PA 19456
Attention: General Counsel

10.02. Counterparts. This Agreement may be executed in any number of counterparts and any Party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties.  It shall not be necessary in making proof of this Agreement or any other counterparts hereof to product or account for any of the other counterparts.

10.03. Agreement for Sole Benefit of SEI and Customer. This Agreement is for the sole and exclusive benefit of SEI and Customer and shall not be deemed to be for the direct or indirect benefit of the clients or customers of Customer.  The clients or customers of Customer shall not be deemed to be third party beneficiaries of this Agreement or have any other contractual relationship with SEI by reason of this

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Agreement, and each Party hereto agrees to indemnify and hold harmless the other Party from any claims of its customers against the other Party including any attendant expenses and reasonable attorneys’ fees, based on this Agreement or the services provided hereunder.

10.04. Assignment. Customer shall have the right to assign or delegate all or part of its rights, responsibilities or duties hereunder to any wholly-owned direct or indirect subsidiary of Investors Financial Services Corp. upon the provision of notice to SEI, but no such assignment shall relieve Customer of its obligations under this Agreement.  Such assignment shall be valid only so long as the assignee or delegatee remains a wholly-owned subsidiary of Investors Financial Services Corp.  In addition to its rights under Sections 1.01 and 5.07, SEI shall have the right to assign or delegate all or part of its rights, responsibilities, or duties hereunder to SEI Investments Company or any wholly-owned direct or indirect subsidiary of SEI Investments Company, upon the provision of prior written notice to Customer, but no such assignment shall relieve SEI of its obligations under this Agreement.  Such assignment or delegation will be valid only so long as the assignee or delegatee remains a wholly-owned direct or indirect subsidiary of SEI Investments Company.  Any other assignment or delegation (including, without limitation, any assignment, transfer, or delegation by operation of law in connection with a merger or otherwise) by either Party hereto shall require the prior written approval of the other Party hereto (which shall not be unreasonably withheld or delayed), other than an assignment by SEI of the contract rights to receive payments for collateral security.

10.05. Force Majeure. If a Force Majeure Event is the material contributing cause of a Party’s failure to perform any of its obligations hereunder (other than the obligation to pay for any amounts owed), such obligations, after notification by such Party to the other Party, shall be deemed suspended to the extent such obligations are directly affected by such Force Majeure Event, until the Force Majeure Event has ended and a reasonable period of time for overcoming the effects thereof has passed; provided, however, that if a Force Majeure Event results in SEI being unable to perform during any extended period any or all of the Trust 3000 Service in accordance with the terms hereof Customer shall be entitled to a share of SEI’s resources devoted to returning SEI to full performance of all Trust 3000 Service hereunder, that is equal to or greater than that of SEI’s similarly-situated customers.  Both Parties shall use commercially reasonable efforts to minimize delays that occur due to a Force Majeure Event.  Other than as set forth above, neither Party shall be excused from those obligations not affected by a Force Majeure Event (including disaster recovery services unless also affected by such Force Majeure Event), and if the Force Majeure Event is predominantly caused by either Party’s failure to comply with any of its obligations under this Agreement or by either Party’s negligence or omission, there shall be no relief from any of that Party’s obligations under this Agreement.

“Force Majeure Event shall mean a catastrophic act of God, act of governmental body or military authority, epidemic, riot or civil disturbance, war, sabotage, or accidents beyond

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the reasonable control of the non-performing Party.  Notwithstanding the foregoing, “Force Majeure Event” expressly excludes the following: any event that non-performing Party could reasonably have prevented by testing by the non-performing Party either required to be performed pursuant to the Trust 3000 Service or necessary to provide the Trust 3000 Service, work-around, or other exercise of commercially reasonable diligence; any event resulting from any strike, walkout, or other labor shortage of the non-performing Party; and any failure of any systems, facilities, or hardware that could have been prevented by testing either required to be performed pursuant to the Trust 3000 Service or necessary to provide the Trust 3000 Service. The occurrence of a Force Majeure Event does not limit or otherwise affect SEI’s obligation to provide normal recovery procedures or any other disaster recovery services as described in SEI’s Disaster Recovery Plan.

10.06. Governing Law. This Agreement will be governed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of law principles or laws.

10.07. Heading.  All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning of interpretation of this Agreement.  Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the contract requires.

10.08. Contents of Agreement. This Agreement and its Exhibit(s) set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby.  It shall not be amended or modified except by written instrument duly execute by each of the parties hereto.  Any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

10.09. Waiver. Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by written instrument executed by such Party.  No failure of either Party hereto to exercise any power or right granted hereunder, or to insist upon strict compliance with any obligation hereunder, and no custom or practice of the parties with regard to the terms of performance hereof, shall constitute a waiver of the rights of such Party to demand full and exact compliance with the terms of this Agreement.

10.10. Severability. In the event that any provision of this Agreement shall be found in violation of public policy or illegal or unenforceable in law or equity, such finding shall in no event invalidate any other provision of this Agreement.

10.11. Dispute Resolution. Any dispute about a significant problem arising under this Agreement that may have a material adverse impact on a Party (a “Problem”) shall

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be resolved using procedures described in this Section.  As soon as a Problem is recognized by the Party that may be materially and adversely affected, such Party shall provide notice of the Problem to the other Party’s Representative.  The Representatives of the Parties shall attempt to promptly resolve the Problem.  The Representatives for each Party are:

For SEI: SEI Senior Relationship Manger (as of the Designated Date, the SEI Senior
Relationship Manger is [/*/ CONFIDENTIAL TREATMENT REQUESTED])

For Customer: [/*/ CONFIDENTIAL TREATMENT REQUESTED]

The Parties may change the Representatives by giving written notice of any change in
Representatives.

The Issue Notification should, at a minimum, contain the following information, (i) description of the Problem, (ii) its impact on quality and schedule of any deliverables, (iii) suggested resolutions, and, (iv) time frame for issue resolution. Once a Problem has been raised, Representatives should attempt in good faith to reach a resolution within two (2) weeks.

If despite the Parties good faith efforts, a dispute cannot be resolved through the procedure provided in Section, either Party shall have the right to commence any legal proceeding as permitted by law.  Nothing in this Section shall prohibit a Party from pursuing injunctive or other relief if such relief is required to protect the interests of such Party.

10.12. Substitution of Party. As of the Designated Date, SEI Global Services, Inc. shall for all purposes with respect to this Agreement replace SEI Investments Company as a party to this Agreement and SEI Global Services, Inc. (and not SEI Investments Company) shall, from the Designated Date forward, have all of the rights and obligations of SEI Investments Company under this Agreement.  As of the Designated Date, the term “SEI” as used in this Agreement shall mean SEI Global Services, Inc.  Notwithstanding the foregoing, such substitution does not relieve SEI Investments Company from any obligations hereunder.

10.13 Indemnification Procedures.  If any claim is commenced against a Party entitled to indemnification under this Agreement (the “Indemnified Party”), notice thereof will be given to the Party that is obligated to provide indemnification (the “Indemnifying Party”) as promptly as practicable.  If, after such notice, the Indemnifying Party acknowledges that this Agreement applies with respect to such claim, then the Indemnifying Party will be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than ten (10) calendar days prior to the date on which a response to such claim is due, to immediately take control of the defense and

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investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost and expense.  The Indemnified Party will cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party will be entered into without the consent of the Indemnified Party.  After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party will not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim.  If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party will have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

10.14. Survival. The following shall survive the expiration or termination of this Agreement: (i) the provisions of Sections 6, 8, 9 and 10 in their entirety, and Sections 3.03, 3.04, 4.01.01, 4.02, 4.05, 4.07, 4.08, 5.01, 5.02.1, 5.07, 5.10, 7.01, 7.02, 7.03.1, 7.03.2 and 7.03.3.

SECTION 11.  EXHIBITS

11.01. Exhibits.  The following additional exhibits listed below and attached hereto are also incorporated herein by reference:

Exhibit A             Trust3000 Service/Fees

Exhibit B              Performance Standards

Exhibit C              Record Retention

Exhibit D              Client’s Copy of the SEI Disaster Recovery Plan

Exhibit E              Deconversion Services

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EACH PARTY HERETO ACKNOWLEDGES THAT EACH PARTY RESPECTIVELY HAS READ THIS AGREEMENT, UNDERSTANDS ITS TERMS, AND AGREES TO BE LEGALLY BOUND HEREBY.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in their respective names by their duly authorized representatives as of the Designated Date.

SEI GLOBAL SERVICES, INC.

BY:

TITLE:

INVESTORS BANK & TRUST COMPANY

BY:

TITLE

[/*/ CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.